Loss Per Share	6 Months Ended
Jun. 30, 2020
Loss Per Share
Loss Per Share

NOTE 7 – Loss Per Share

For purposes of the diluted net loss per share calculation, share options and warrants are considered to be potentially dilutive securities and are excluded from the calculation of diluted net loss per share because their effect would be anti-dilutive. Therefore, basic and diluted net loss per share was the same for the periods presented in the unaudited Condensed Consolidated Statement of Comprehensive Loss due to the Company’s net loss position.

The following table shows the number of share equivalents that were excluded from the computation of diluted loss per share for the respective periods because the effect would have been anti-dilutive:

	Six Months Ended	Six Months Ended
	June 30, 2020	June 30, 2019
Share options	112,649,035	100,421,998
Warrants	460,910,100	—
Total Anti-Dilutive Share Equivalents	573,559,135	100,421,998